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                                                                 EXHIBIT (e)(9)

[LOGO OF The AIG Life Companies (U.S.)]
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                            EXECUTIVE ADVANTAGE/SM/

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                         AUTOMATIC REBALANCING REQUEST
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
Policy Number:
               ------------------------------      Policyholder: ------------------------------------------
                                                                 (Last Name, First Name, Middle Name)

Insured:
               ---------------------------------------           Social Security No.: _____-_____-_____
               (Last Name, First Name, Middle Name)

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For the purpose of Rebalancing, I hereby authorize transfers from my Guaranteed
Account and Subaccounts into other Subaccounts at the following frequency, as measured from the policy anniversary:

[_] Monthly [_] Quarterly [_] Semi-annually [_] Annually Following are rebalanced percentages after the transfer:

Guaranteed Account                                     ____ %                                               Percent
Alliance Bernstein Variable Products Series Fund, Inc.        Goldman Sachs Variable Insurance Trust
   Americas Government Income Portfolio                ____ %    Strategic International Equity Fund         ____ %
   Growth Portfolio                                    ____ %    Structured U.S. Equity Fund                 ____ %
   Growth and Income Portfolio                         ____ %
   Large Cap Growth Portfolio                          ____ % J.P. Morgan Series Trust II
   Small Cap Growth Portfolio                          ____ % Small Company Portfolio                        ____ %
American Century Variable Portfolios, Inc.
   VP Income & Growth Fund                             ____ % The Universal Institutional Funds, Inc.
   VP International Fund                               ____ %    Core Plus Fixed Income Portfolio            ____ %
BlackRock Variable Series Funds, Inc.                            Emerging Markets Equity Portfolio           ____ %
   BlackRock Basic Value V.I. Fund                     ____ %    High Yield Portfolio                        ____ %
   BlackRock Fundamental Growth V.I. Fund              ____ %    Mid Cap Growth Portfolio                    ____ %
   BlackRock Government Income V.I. Fund               ____ %    U.S. Mid Cap Value Portfolio                ____ %
   BlackRock Value Opportunities V.I. Fund             ____ % Neuberger Berman Advisers Management Trust
Credit Suisse Trust                                              AMT Partners Portfolio                      ____ %
   Emerging Markets Portfolio                          ____ % PIMCO Variable Insurance Trust
   Global Small Cap Portfolio                          ____ %    High Yield Portfolio                        ____ %
   International Focus Portfolio                       ____ %    Long-Term U.S. Government Portfolio         ____ %
   Large Cap Value Portfolio                           ____ %    Real Return Portfolio                       ____ %
   Mid-Cap Core Portfolio                              ____ %    Short-Term Portfolio                        ____ %
   Small Cap Core I Portfolio                          ____ %    Total Return Portfolio                      ____ %
Fidelity Variable Insurance Products                          Vanguard Variable Insurance Fund
   VIP Balanced Portfolio                              ____ %    Total Bond Market Index Portfolio           ____ %
   VIP Contrafund Portfolio                            ____ %    Total Stock Market Index Portfolio          ____ %
   VIP Index 500 Portfolio                             ____ % VALIC Company I                                ____ %
Franklin Templeton Variable Insurance Products Trust             International Equities Fund                 ____ %
   Money Market Fund- Class 1                                    Mid Cap Index Fund                          ____ %
   Developing Markets Securities Fund- Class 2         ____ %    Small Cap Index Fund                        ____ %
   Foreign Securities Fund- Class 2                    ____ %
   Growth Securities Fund - Class 2                    ____ %


--------------------------       ---------------------------------------
Signature of Insured             Signature of Policyholder (if other
                                 than Insured)

__________ __, 20__
Date Signed


Automatic Rebalance, Executive AdvantageSM, 04/07